Exhibit 99.1

AMSC Reports Third Quarter Fiscal 2015 Financial Results and Provides Business Outlook

Company to host conference call today at 10:00 am ET

Devens, MA – February 9, 2016 – AMSC (NASDAQ: AMSC), a global solutions provider serving wind and power grid industry leaders, today reported financial results for its third quarter of fiscal 2015 ended December 31, 2015.

Revenues for the third quarter of fiscal 2015 were $25.8 million, compared with $21.2 million for the same period of fiscal 2014. The year over year growth in revenues was a result of strength in both our wind and grid businesses.

AMSC’s net loss for the third quarter of fiscal 2015 decreased to $3.0 million, or $0.22 per share, from $6.4 million, or $0.72 per share, for the same period of fiscal 2014. AMSC’s net loss in the third fiscal quarter includes a gain of $2.5 million realized from the Company’s sale of its minority equity interest in Blade Dynamics.

Excluding the gain on the sale of the minority equity interest in Blade Dynamics and other items, the Company’s non-GAAP net loss for the third quarter of fiscal 2015 was $4.9 million, or $0.36 per share, compared with a non-GAAP net loss of $9.6 million, or $1.09 per share, in the same period of fiscal 2014. Please refer to the financial table below for a reconciliation of GAAP to non-GAAP results.

Cash, cash equivalents, and restricted cash at December 31, 2015 totaled $37.7 million, compared with $36.6 million at September 30, 2015.

“Our financial and operational performance in the third quarter was very strong,” said Daniel P. McGahn, President and CEO, AMSC. “We delivered in excess of 20% year-over-year revenue growth, including shipping a record number of ECS to Inox and generating the highest D-VAR revenues in nearly three years. In addition, we achieved the highest quarterly gross margin in more than four years, and generated cash during the quarter as well. Operationally, we completed a set of multi-year strategic agreements with Inox Wind which we believe will provide a near-term foundation for the business as we execute on our longer-term objectives, particularly generating meaningful revenues from our REG and Ship Protection System products.”

Business Outlook

For the fourth quarter ending March 31, 2016, AMSC expects that its revenues will be in the range of $18 million to $22 million. The Company’s net loss for the fourth quarter of fiscal 2015 is expected to be less than $8.5 million, or $0.62 per share. In addition, AMSC expects that its non-GAAP net loss (as defined

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below) for the fourth quarter of fiscal 2015 will be less than $9.5 million, or $0.70 per share. The company expects its cash flow for the fourth quarter of fiscal 2015 to approach neutral, resulting in a balance of cash, cash equivalents, and restricted cash at the end of the fourth fiscal quarter roughly equivalent to the balance at the end of the third fiscal quarter.

Conference Call Reminder

In conjunction with this announcement, AMSC management will participate in a conference call with investors beginning at 10:00 a.m. Eastern Time today to discuss the Company’s financial results and business outlook. Those who wish to listen to the live or archived conference call webcast should visit the “Investors” section of the Company’s website at http://www.amsc.com/investors. The live call also can be accessed by dialing 785-424-1666 and using conference ID 8650194.

About AMSC (NASDAQ: AMSC)

AMSC generates the ideas, technologies and solutions that meet the world’s demand for smarter, cleaner … better energy™. Through its Windtec™ Solutions, AMSC provides wind turbine electronic controls and systems, designs and engineering services that reduce the cost of wind energy. Through its Gridtec™ Solutions, AMSC provides the engineering planning services and advanced grid systems that optimize network reliability, efficiency and performance. The Company’s solutions are now powering gigawatts of renewable energy globally and are enhancing the performance and reliability of power networks in more than a dozen countries. Founded in 1987, AMSC is headquartered near Boston, Massachusetts with operations in Asia, Australia, Europe and North America. For more information, please visit www.amsc.com.

AMSC, Windtec, Gridtec, and Smarter, Cleaner … Better Energy are trademarks or registered trademarks of American Superconductor Corporation. All other brand names, product names, trademarks or service marks belong to their respective holders.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Any statements in this release about our belief that the set of multi-year strategic agreements with Inox Wind will provide a near-term foundation for the business, our execution of our longer-term objectives and our expectations regarding anticipated financial results and balance of cash, cash equivalents, and restricted cash and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements represent management’s current expectations and are inherently uncertain. There are a number of important factors that could materially impact the value of our common stock or cause actual results to differ materially from those indicated by such forward-looking statements. Such factors include: We have a history of operating losses, which may continue in the future; Our operating results may fluctuate significantly from quarter to quarter and may fall below expectations in any particular fiscal quarter; We have a history of negative operating cash flows, and we may require additional financing in the future, which may not be available to us; Our Term Loans include certain covenants and other events of default, and should we not comply with these covenants or incur an event of default, we may be required to repay our obligation in cash, which could have an adverse effect on our liquidity; We may be required to issue performance bonds or provide letters of credit, which restricts our ability to access any cash used as collateral for the bonds or letters of credit; Changes in exchange rates could adversely affect our results from operations; If we fail to maintain proper and effective internal controls over financial reporting, our ability to produce accurate and timely financial statements could be impaired and may lead investors and other users to lose confidence in our financial data; Our financial condition may have an adverse effect on our customer and supplier relationships; Our success in addressing the wind energy market is dependent on the manufacturers that license our designs; A significant portion of our revenues are derived from a single customer; Our success is dependent upon attracting and retaining qualified personnel and our inability to do so could significantly damage our business and prospects; We may not realize all of the sales expected from our backlog of orders and contracts; Our business and operations would be adversely impacted in the event of a failure or security breach of our information technology infrastructure; We may not be able to ramp up production at our newly leased manufacturing facility in Romania, and, if we are able to do so, we may have manufacturing quality issues, which would negatively affect our revenues and financial position; We rely upon third-party suppliers for the components and subassemblies

AMSC Reports Q3FY15 Results	Page 3

of many of our Wind and Grid products, making us vulnerable to supply shortages and price fluctuations, which could harm our business; Many of our revenue opportunities are dependent upon subcontractors and other business collaborators; If we fail to implement our business strategy successfully, our financial performance could be harmed; Problems with product quality or product performance may cause us to incur warranty expenses and may damage our market reputation and prevent us from achieving increased sales and market share; New regulations related to conflict-free minerals may force us to incur significant additional expenses; Our contracts with the U.S. government are subject to audit, modification or termination by the U.S. government and include certain other provisions in favor of the government, and the continued funding of such contracts remains subject to annual congressional appropriation which, if not approved, could reduce our revenue and lower or eliminate our profit; Many of our customers outside of the United States, particularly in China, are, either directly or indirectly, related to governmental entities, and we could be adversely affected by violations of the United States Foreign Corrupt Practices Act and similar worldwide anti-bribery laws outside the United States; We have limited experience in marketing and selling our superconductor products and system-level solutions, and our failure to effectively market and sell our products and solutions could lower our revenue and cash flow; We may acquire additional complementary businesses or technologies, which may require us to incur substantial costs for which we may never realize the anticipated benefits; Our success depends upon the commercial use of high temperature superconductor (HTS) products, which is currently limited, and a widespread commercial market for our products may not develop; Growth of the wind energy market depends largely on the availability and size of government subsidies and economic incentives; We have operations in and depend on sales in emerging markets, including India and China, and global conditions could negatively affect our operating results or limit our ability to expand our operations outside of these countries, and changes in India’s or China’s political, social, regulatory and economic environment may affect our financial performance; Our products face intense competition, which could limit our ability to acquire or retain customers; Our international operations are subject to risks that we do not face in the United States, which could have an adverse effect on our operating results; Adverse changes in domestic and global economic conditions could adversely affect our operating results; We may be unable to adequately prevent disclosure of trade secrets and other proprietary information; Our patents may not provide meaningful protection for our technology, which could result in us losing some or all of our market position; There are a number of technological challenges that must be successfully addressed before our superconductor products can gain widespread commercial acceptance, and our inability to address such technological challenges could adversely affect our ability to acquire customers for our products; Third parties have or may acquire patents that cover the materials, processes and technologies we use or may use in the future to manufacture our Amperium products, and our success depends on our ability to license such patents or other proprietary rights; Our technology and products could infringe intellectual property rights of others, which may require costly litigation and, if we are not successful, could cause us to pay substantial damages and disrupt our business; We have filed a demand for arbitration and other lawsuits against our former largest customer, Sinovel, regarding amounts we contend are overdue, and we cannot be certain as to the outcome of these proceedings; We have been named as a party in various legal proceedings, and we may be named in additional litigation, all of which will require significant management time and attention, result in significant legal expenses and may result in an unfavorable outcome, which could have a material adverse effect on our business, operating results and financial condition; and Our common stock has experienced, and may continue to experience, significant market price and volume fluctuations, which may prevent our stockholders from selling our common stock at a profit and could lead to costly litigation against us that could divert our management’s attention.

These and the important factors discussed under the caption “Risk Factors” in Part 1. Item 1A of our Form 10-K for the fiscal year ended March 31, 2015, and our other reports filed with the SEC, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

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UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three months ended December 31,		Nine months ended December 31,
	2015	2014	2015	2014

Revenues
Wind	$17,229	$15,131	$48,976	$30,244
Grid	8,543	6,119	19,523	15,157

Total Revenues	25,772	21,250	68,499	45,401

Cost of revenues	19,263	18,094	55,758	43,953

Gross profit	6,509	3,156	12,741	1,448

Operating expenses:
Research and development	2,759	2,795	8,924	8,993
Selling, general and administrative	7,023	7,550	21,331	23,534
Arbitration award expense	—	—	—	10,188
Restructuring and impairments	—	507	779	5,416
Amortization of acquisition related intangibles	39	39	118	118

Total operating expenses	9,821	10,891	31,152	48,249

Operating loss	(3,312)	(7,735)	(18,411)	(46,801)

Change in fair value of derivatives and warrants	(1,092)	2,288	409	3,048
Gain on sale of minority interest	2,511	—	2,511	—
Interest expense, net	(238)	(525)	(841)	(1,555)
Other (expense) income, net	(20)	(209)	(1,189)	379

Loss before income tax expense	(2,151)	(6,181)	(17,521)	(44,929)

Income tax expense	806	172	2,256	363

Net loss	($2,957)	($6,353)	($19,777)	($45,292)

Net loss per common share
Basic	($0.22)	($0.72)	($1.52)	($5.50)

Diluted	($0.22)	($0.72)	($1.52)	($5.50)

Weighted average number of common shares outstanding
Basic	13,539	8,764	13,052	8,228

Diluted	13,539	8,764	13,052	8,228

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UNAUDITED CONSOLIDATED BALANCE SHEETS

(In thousands)

	December 31,	March 31,
	2015	2015
ASSETS
Current assets:
Cash and cash equivalents	$36,437	$20,490
Accounts receivable, net	17,052	9,879
Inventory	15,238	20,596
Prepaid expenses and other current assets	5,611	10,764
Restricted cash	433	2,822

Total current assets	74,771	64,551

Property, plant and equipment, net	51,204	56,097
Intangibles, net	996	1,422
Restricted cash	795	1,236
Deferred tax assets	7,766	7,766
Other assets	303	2,753

Total assets	$135,835	$133,825

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued expenses	$20,723	$21,615
Notes payable, current portion, net of discount of $83 as of December 31, 2015 and $244 as of March 31, 2015	3,584	3,756
Derivative liabilities	2,590	2,999
Deferred revenue	10,676	11,019
Deferred tax liabilities	7,843	7,843

Total current liabilities	45,416	47,232

Note Payable, net of current portion and discount of $161 as of December 31, 2015 and $290 as of March 31, 2015	1,339	3,877
Deferred revenue	3,261	2,756
Other liabilities	790	67

Total liabilities	50,806	53,932

Stockholders’ equity:
Common stock	141	96
Additional paid-in capital	1,011,016	985,921
Treasury stock	(881)	(771)
Accumulated other comprehensive loss	(425)	(308)
Accumulated deficit	(924,822)	(905,045)

Total stockholders’ equity	85,029	79,893

Total liabilities and stockholders’ equity	$135,835	$133,825

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UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Nine months ended December 31,
	2015	2014
Cash flows from operating activities:
Net loss	($19,777)	($45,292)
Adjustments to reconcile net loss to net cash used in operations:
Depreciation and amortization	6,050	7,298
Stock-based compensation expense	2,542	4,620
Impairment of minority interest investment	746	3,464
Provision for excess and obsolete inventory	1,835	1,401
Write-off prepaid taxes	289	—
(Gain on sale)/loss from minority interest investment	(2,155)	644
Change in fair value of derivatives and warrants	(409)	(3,048)
Non-cash interest expense	290	490
Other non-cash items	694	(838)
Changes in operating asset and liability accounts:
Accounts receivable	(7,156)	(3,434)
Inventory	3,288	(7,598)
Prepaid expenses and other current assets	5,800	(3,072)
Accounts payable and accrued expenses	(34)	5,694
Accrued arbitration liability	—	10,328
Deferred revenue	198	8,409

Net cash used in operating activities	(7,799)	(20,934)

Cash flows from investing activities:
Net cash provided by investing activities	4,856	4,355

Cash flows from financing activities:
Net cash provided by financing activities	19,202	9,747

Effect of exchange rate changes on cash and cash equivalents	(312)	(299)

Net increase/(decrease) in cash and cash equivalents	15,947	(7,131)
Cash and cash equivalents at beginning of year	20,490	43,114

Cash and cash equivalents at end of period	$36,437	$35,983

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RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME (LOSS)

(In thousands, except per share data)

	Three months ended		Nine months ended
	December 31,		December 31,
	2015	2014	2015	2014
Net loss	($2,957)	($6,353)	($19,777)	($45,292)
Gain on sale of interest in Blade Dynamics, net of tax effect	(2,354)	—	(2,354)	—
Stock-based compensation	708	1,521	2,542	4,620
Arbitration award expense	—	—	—	10,188
Amortization of acquisition-related intangibles	39	39	118	118
Restructuring and impairment charges	—	507	779	5,416
Consumption of zero cost-basis inventory	(1,543)	(3,143)	(3,612)	(5,710)
Change of fair value of derivatives and warrants	1,092	(2,288)	(409)	(3,048)
Non-cash interest expense	83	147	290	490

Non-GAAP net loss	($4,932)	($9,570)	($22,423)	($33,218)

Non-GAAP loss per share	($0.36)	($1.09)	($1.72)	($4.04)

Weighted average shares outstanding	13,539	8,764	13,052	8,228

Reconciliation of Forecast GAAP Net Loss to Non-GAAP Net Loss

(In millions, except per share data)

Three months ending
March 31, 2016
Net loss	($8.5)
Stock-based compensation	0.7
Non-cash interest expense	0.1
Consumption of zero-cost inventory	(1.5)
Other items, net	(0.3)

Non-GAAP net loss	($9.5)

Non-GAAP net loss per share	($0.70)

Shares outstanding	13.6

Note: Non-GAAP net loss is defined by the Company as net loss before stock-based compensation; amortization of acquisition-related intangibles; restructuring and impairment charges; consumption of zero cost-basis inventory; non-cash interest expense; change in fair value of derivatives and warrants; and other unusual charges, net of any tax effects related to these items. The Company believes non-GAAP net loss assists management and investors in comparing the Company’s performance across reporting periods on a consistent basis by excluding these non-cash, non-recurring or other charges that it does not believe are indicative of its core operating performance. The Company also regards non-GAAP net loss as a useful measure of operating performance to complement operating loss, net loss and other GAAP financial performance measures. In addition, the Company uses non-GAAP net loss as a factor in evaluating management’s performance when determining incentive compensation and to evaluate the effectiveness of its business strategies.

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Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP measures included in this release, however, should be considered in addition to, and not as a substitute for or superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. A reconciliation of non-GAAP to GAAP net loss is set forth in the table above.

AMSC Contact:

Brion D. Tanous

CleanTech IR, Inc.

Phone: 978-842-3247

Email: Brion.Tanous@amsc.com